UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 25, 2019

(Date of Report; Date of Earliest Event Reported)

STEIN MART, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-20052	64-0466198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Riverplace Blvd., Jacksonville, Florida 32207

(Address of Principal Executive Offices Including Zip Code)

(904) 346-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SMRT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Shareholders of Stein Mart, Inc. (“Stein Mart” or the “Company”) was held on June 25, 2019. As of April 18, 2019, the record date for the Annual Meeting, there were 47,843,682 shares of the Company’s common stock outstanding and eligible to vote, of which a total of 43,723,173 shares were present in person or represented by proxy, constituting a quorum. The Company’s shareholders considered and voted upon three proposals. The number of votes cast for, against or withheld, as well as abstentions, if applicable, with respect to each proposal is set forth below:

(1)	To elect the nine (9) director nominees to serve as directors of the Company for the ensuing year and until their successors have been elected and qualified.

Name of Director	For	Withheld	Broker Non-Votes
Jay Stein	23,571,786	955,002	19,196,385
Irwin Cohen	23,523,838	1,002,950	19,196,385
Thomas L. Cole	23,588,609	938,179	19,196,385
Timothy Cost	23,544,803	981,985	19,196,385
Lisa Galanti	23,549,766	977,022	19,196,385
D. Hunt Hawkins	23,511,324	1,015,464	19,196,385
MaryAnne Morin	23,604,598	922,190	19,196,385
Richard L. Sisisky	23,613,208	913,580	19,196,385
Burton M. Tansky	23,536,574	990,214	19,196,385

(2)	To approve an advisory resolution on executive compensation for fiscal year 2018.

For	22,915,202
Against	1,382,055
Abstain	229,531
Broker Non-Votes	19,196,385

(3)	To ratify the appointment of KPMG LLP as our independent registered certified public accounting firm for the fiscal year ending February 1, 2020.

For	42,786,160
Against	763,490
Abstain	173,523
Broker Non-Votes	—

The press release announcing the results of the Annual Meeting of Shareholders is attached as Exhibit 99.1 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release dated June 25, 2019, announcing the results of the Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC. (Registrant)

Date: June 26, 2019	By:	/s/ James B. Brown
James B. Brown Executive Vice President and Chief Financial Officer